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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): June 1, 2001


         FLEET HOME EQUITY LOAN, LLC, (as depositor under the Sale and
                Servicing Agreement, dated as of May 15, 2001)

                          FLEET HOME EQUITY LOAN, LLC
            (Exact name of registrant as specified in its charter)


        Delaware                       333-53662             04-3544150
-------------------------------       ------------       -------------------
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
         Incorporation)               File Number)       Identification No.)

                              100 Federal Street
                          Boston, Massachusetts 02110
                 --------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (617) 434-2200
                                                           -------------




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ITEM 5. OTHER EVENTS.
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     The unaudited financial statements of Financial Guaranty Insurance
Company ("FGIC") as of March 31, 2001 are attached hereto as Exhibit 99.1.



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        99.1   Unaudited Interim Financial Statements of FGIC as
               March 31, 2001.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLEET HOME EQUITY LOAN, LLC



                                            By: /s/ Jeffrey A. Lipson
                                                ------------------------
                                                Name:  Jeffrey A. Lipson
                                                Title: Vice-President



Dated:  June 1, 2001


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EXHIBIT INDEX

Exhibit           Description
-------           -----------
         99.1     Unaudited Interim Financial Statements of FGIC as
                  March 31, 2001.